UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2018

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 25, 2018, General Mills, Inc. held its 2018 Annual Meeting of Shareholders. There were 522,003,974 shares of common stock represented either in person or by proxy at the meeting. We have disclosed the final results for each matter voted upon, including the number of votes cast for or against, the number of abstentions, and, as applicable, the number of broker non-votes.

1.	Election of Directors. Shareholders elected the following individuals as directors of the company by the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Alicia Boler Davis	385,094,643	2,958,004	1,095,373	132,855,954
R. Kerry Clark	383,634,026	4,254,099	1,259,895	132,855,954
David M. Cordani	382,582,401	5,300,334	1,265,285	132,855,954
Roger W. Ferguson Jr.	377,945,587	9,938,458	1,263,975	132,855,954
Jeffrey L. Harmening	374,540,523	13,264,999	1,342,498	132,855,954
Maria G. Henry	383,395,788	4,595,488	1,156,744	132,855,954
Heidi G. Miller	376,215,512	11,739,366	1,193,142	132,855,954
Steve Odland	374,651,099	13,262,838	1,234,083	132,855,954
Maria A. Sastre	384,020,171	3,895,226	1,232,623	132,855,954
Eric D. Sprunk	384,858,024	3,083,457	1,206,539	132,855,954
Jorge A. Uribe	383,805,376	4,065,526	1,277,118	132,855,954

2.

Advisory Vote on Executive Compensation. On an advisory basis, shareholders approved the compensation of the company’s named executive officers. The proposal was supported by 94.2% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
363,736,165	22,393,248	3,018,607	132,855,954

3.

Ratification of Appointment of Independent Registered Public Accounting Firm. Shareholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending May 26, 2019. The proposal was supported by 97.3% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
505,818,077	14,098,904	2,086,993	0

4.

Shareholder Proposal for Report on Pesticide Use in Our Supply Chain and its Impacts on Pollinators. Shareholders rejected a shareholder proposal for a report on pesticide use in the company’s supply chain and its impacts on pollinators. The proposal was supported by 31.3% of the votes cast “for” and “against” it.

For	Against	Abstain	Broker Non-Votes
115,445,955	253,787,705	19,914,360	132,855,954

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2018

GENERAL MILLS, INC.

By:	/s/ Richard C. Allendorf

Name:	Richard C. Allendorf
Title:	General Counsel and Secretary